Exhibit 99.1

Exhibit 99.1

ISCO INTERNATIONAL

OPTIMAL WIRELESS NETWORK PERFORMANCE

Safe Harbor Statement

This presentation will include “forward looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995. What we and the Act mean by forward looking statements are all statements we make other than those dealing specifically with historical matters. All forward looking statements are subject to risks and uncertainties that could cause the actual results to differ, possibly materially, from those projected in the forward looking statements. Some, but not all, of these risks and uncertainties are discussed from time to time in press releases and securities filings of the Company. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Wireless Industry structure

Infrastructure Manufacturers

(e.g. Lucent, Nortel, Motorola)

Subscriber Unit Manufacturers

(e.g., Nokia, Ericsson)

Wireless Operator

(e.g. U.S. Cellular Verizon, Cingular)

Other Systems & Services

(towers, cables)

Subscriber/End-User

Business Opportunity

Wireless Operators are launching data services

Widespread deployment in 2005

Coverage shrinkage due to high demands of data applications High dropped call rates and access failure rates are not acceptable High mobile transmit power requirement reduces capacity and speed

Link Optimization

RF Link is the signal to and from the mobile to the base station.

ISCO optimizes the processing of that signal with products and services that

Improve signal reception and transmission Mitigate Interference

Recover cell site capacity and coverage; improve call quality with fewer dropped connections => build customer satisfaction

ISCO improves network performance

Business Description & Products

Product lines

RF2 Product Family

Ultra Linear Low Noise Receiver Low loss transmit filters and duplexers

ANF Product Family

Dynamic interferer removal Detects, identifies, eliminates and reports interference

RF2

FLEX

Market Demand

All base stations need technology upgrades for data deployment

Service limitations in coverage and connection speed

RF2 Product family

Enables smooth migration to next generation services like EVDO by enhancing RF link

20% of base stations have interference issues

Capacity loss due to In band interference

ANF Product family

Active only when interferer is present adapt to rapidly moving interferers from any origin

Projected Global Market Opportunity

Deployment Base Stations

Domestic

International (ROW)

000’s

2500 2000 1500 1000 500 0

2004 2005 2006 2007 2008

Worldwide base station deployment will grow 20%

Projected Growth in Data Applications

Data traffic in thousands of Terabytes

000’s

200 150 100 50 0

Data Traffic

2004 2005 2006 2007 2008

The average data call lasts 10 times as the voice call

Source Morgan Stanley

RF2 Target Market

Total addressable Market Opportunity:

Approximately a billion dollars

Primary Target Market:

ISCO Current Customer base

North American 800 MHz networks

Subsequent expansion into 1900 MHz and selected International markets

Applicable in CDMA and non-CDMA networks

ANF Market Opportunity

Market Opportunity:

150,000 CDMA base stations world-wide 40,000 CDMA base stations in North America at 800 MHz Initial market in US estimated at $250MM and growing rapidly Subsequent expansion into WCDMA 1900 MHz and more international markets Base Station

ISCO Product Families

ANF Product Family

Dynamic Interference Removal Reduces Mobile Transmit Power Restores Coverage Area and Designed Capacity Goals

RF2 Product Family

Modular Design Integrated Solution For Indoor and Outdoor Improve Noise Figure Improve Coverage Handle More Offered Traffic Improve Selectivity Add on or Replace

ISCO Product Families

ISCO has developed 2 solutions to help operators proactively address dropped calls and related issues:

RF2 (Reverse Link Radio Frequency Fidelity) which improves link budget by reducing noise figure

ANF (Adaptive Notch Filter) which detects and eliminates in-band interference The solutions are additive. Recover cell site capacity and coverage improve call quality with fewer dropped calls build customer satisfaction

ISCO improves network performance

RF2 Product Family

RF2 Product Family Tree

ISCO TM

ISCO FM

ISCO RF2

Indoor/Outdoor Modules

RF2 Performance Comparison

Market Performance Metrics Improve

IA, Ineffective Attempt LC, Lost Call

During a recent market deployment of the RF2 Product Family IA and LC were reduced by 68%

Why Choose ISCO?

The ANF and RF2 Product Families Benefit Network Performance Modularity Affords Easy Integration ISCO fits into Network Planning Directives ISCO is poised to enable 3G data deployments such as EV-DO

Where We’re Going!

Flex Evolution

WCDMA operation

450 MHz, 850 MHz and 1900 MHz

Additions to the RF2 Product Family

Modular products matched with 3G OEM deployments Strategic product development to access new customers and markets

Expanding Customer Base

Greatly expanded our Customer Base. Customers include:

Verizon Wireless

U.S. Cellular

Several other customers, many of which are regional players

Accomplishments in 2004

Transformed Company from wireless optimization into RF subsystems company

Expanded RF2 product line

Achieved more than 50% growth in purchase orders

Maintained margins and operational efficiency

2005 Expectations

Expand RF2 product line sales efforts

Introduce next generation ANF

Tailored to high speed data applications such as EVDO

Add 2 major operators to our customers base

Achieve record quarterly revenue

ISCO Orders Received ($000’s)

6000 5000 4000 3000 2000 1000 0

Orders Received

2002 2003 2004*

Q4 2004 information unavailable so simply annualized Q1-3; actual results will differ Orders received include backlog deliverable the following year. For Q4 2004, this is limited to what was publicly disclosed during November 2004. Final backlog may differ.

ISCO INTERNATIONAL

OPTIMAL WIRELESS NETWORK PERFORMANCE